December 1, 1995
                    DREYFUS GROWTH OPPORTUNITY FUND, INC.
                         SUPPLEMENT TO PROSPECTUS
                             DATED JULY 1, 1995
    THE FOLLOWING INFORMATION SUPPLEMENTS OR REPLACES THE INFORMATION CONTAINED IN THE SECTIONS OF THE FUND'S PROSPECTUS ENTITLED "MANAGEMENT OF THE FUND," "HOW TO BUY FUND SHARES," "SHAREHOLDER SERVICES," AND "HOW TO
REDEEM FUND SHARES":
    Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent").
   Effective January 1, 1996, the telephone number for the following transactions is 1-800-645-6561 or, if you are calling from overseas, 516-794-5452:
        *      Dreyfus TELETRANSFER Privilege
        *      Telephone Exchange Privilege
        *      Wire Redemption Privilege
        *      Telephone Redemption Privilege
    THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES ANY CONTRARY INFORMATION CONTAINED IN THE FUND'S PROSPECTUS IN THE SECTION
ENTITLED "MANAGEMENT OF THE FUND."
    Effective September 11, 1995, the Fund's primary portfolio manager is Timothy M. Ghriskey. Mr. Ghriskey has been employed by The Dreyfus
Corporation since July 1995. From 1985 to June 1995, Mr. Ghriskey was Vice President and Associate Managing Partner of Loomis, Sayles & Company. 018s020195
                                                           December 1, 1995

                   DREYFUS GROWTH OPPORTUNITY FUND, INC.

             Supplement to Statement of Additional Information
                             Dated July 1, 1995

     The following information supplements or replaces the information contained in the following indicated sections of the Fund's Statement of Additional Information:

                          PURCHASE OF FUND SHARES

     Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order.

             CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT,
                      COUNSEL AND INDEPENDENT AUDITORS

     Dreyfus Transfer, Inc., a wholly owned subsidiary of the Manager, is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. The Transfer Agent has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.